Exhibit 99.1

Arcadium Lithium Receives All Required Regulatory Approvals Globally to Close Acquisition by Rio Tinto and Announces Court Hearing Date

PHILADELPHIA and PERTH, Australia, February 13, 2025 / PRNewswire / -- Arcadium Lithium plc (NYSE: ALTM, ASX: LTM, “Arcadium Lithium”), a leading global lithium chemicals producer, has now received all required pre-closing regulatory approvals in connection with the proposed acquisition of Arcadium Lithium by Rio Tinto (the “Transaction” previously announced on October 9, 2024). This includes merger control clearance being satisfied or waived in Australia, Canada, China, Japan, South Korea, the United Kingdom and the United States (Hart-Scott-Rodino Antitrust Improvements Act of 1976), as well as investment screening approval being satisfied in Australia, Canada, Italy, the United Kingdom and the United States (CFIUS).

The sanction hearing for the Royal Court of Jersey (the “Court”) to hear Arcadium Lithium’s application to sanction the scheme of arrangement under Part 18A of the Companies (Jersey) Law 1991 has been set on March 5, 2025 at 5:00 a.m. EST (9:00 p.m. AEDT), with closing of the Transaction expected to occur shortly thereafter on March 6, 2025.

Arcadium Lithium shareholders are entitled to attend and be heard at the Court hearing, either in person or through a Jersey advocate, to support or oppose the Scheme. The Court’s address is Royal Court House, Royal Square, St Helier, Jersey JE1 1JG and its telephone number is +44 1534 441 300. Arcadium Lithium shareholders may also submit written statements regarding the Scheme for the Court’s consideration. Such statements can be made either: (i) by email sent to ArcadiumScheme@ogier.com; or (ii) in writing, addressed to Arcadium Scheme Correspondence, c/o Ogier (Jersey) LLP, 3rd Floor, 44 Esplanade, St Helier, Jersey, JE4 9WG.

In connection with completion of the Transaction, Arcadium’s shares and CHESS Depositary Receipts (CDIs) will be delisted from the New York Stock Exchange (NYSE) and the Australian Securities Exchange (ASX) respectively.

For more information, please visit: https://ir.arcadiumlithium.com.

Arcadium Lithium Contacts

Investors:

Daniel Rosen +1 215 299 6208

daniel.rosen@arcadiumlithium.com

Phoebe Lee +61 413 557 780

phoebe.lee@arcadiumlithium.com

Media:

Karen Vizental +54 9 114 414 4702

karen.vizental@arcadiumlithium.com

About Arcadium Lithium
Arcadium Lithium is a leading global lithium chemicals producer committed to safely and responsibly harnessing the power of lithium to improve people's lives and accelerate the transition to a clean energy future. We collaborate with our customers to drive innovation and power a more sustainable world in which lithium enables exciting possibilities for renewable energy, electric transportation and modern life. Arcadium Lithium is vertically integrated, with industry-leading capabilities across lithium extraction processes, including hard-rock mining, conventional brine extraction and direct lithium extraction (DLE), and in lithium chemicals manufacturing for high performance applications. We have operations around the world, with facilities and projects in Argentina, Australia, Canada, China, Japan, the United Kingdom and the United States. For more information, please visit us at www.ArcadiumLithium.com.

Important Information and Legal Disclaimer:

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this news release are forward-looking statements. In some cases, we have identified forward-looking statements by such words or phrases as "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words and phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for Arcadium Lithium based on currently available information. There are important factors that could cause Arcadium Lithium's actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the completion of the transaction on anticipated terms and timing, including obtaining required regulatory approvals, and the satisfaction of other conditions to the completion of the transaction; potential litigation relating to the transaction that could be instituted by or against Arcadium Lithium or its affiliates, directors or officers, including the effects of any outcomes related thereto; the risk that disruptions from the transaction will harm Arcadium Lithium’s business, including current plans and operations; the ability of Arcadium Lithium to retain and hire key personnel; potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the transaction; certain restrictions during the pendency of the transaction that may impact Arcadium Lithium’s ability to pursue certain business opportunities or strategic transactions; significant transaction costs associated with the transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction, including in circumstances requiring Arcadium Lithium to pay a termination fee or other expenses; competitive responses to the transaction; the supply and demand in the market for our products as well as pricing for lithium and high-performance lithium compounds; our ability to realize the anticipated benefits of the integration of the businesses of Livent and Allkem or of any future acquisitions; our ability to acquire or develop additional reserves that are economically viable; the existence, availability and profitability of mineral resources and mineral and ore reserves; the success of our production expansion efforts, research and development efforts and the development of our facilities; our ability to retain existing customers; the competition that we face in our business; the development and adoption of new battery technologies; additional funding or capital that may be required for our operations and expansion plans; political, financial and operational risks that our lithium extraction and production operations, particularly in Argentina, expose us to; physical and other risks that our operations and suppliers are subject to; our ability to satisfy customer qualification processes or customer or government quality standards; global economic conditions, including inflation, fluctuations in the price of energy and certain raw materials; the ability of our joint ventures, affiliated entities and contract manufacturers to operate according to their business plans and to fulfill their obligations; severe weather events and the effects of climate change; extensive and dynamic environmental and other laws and regulations; our ability to obtain and comply with required licenses, permits and other approvals; and other factors described under the caption entitled "Risk Factors" in Arcadium Lithium's 2023 Form 10-K filed with the SEC on February 29, 2024, as well as Arcadium Lithium's other SEC filings and public communications. Although Arcadium Lithium believes the expectations reflected in the forward-looking statements are reasonable, Arcadium Lithium cannot guarantee future results, level of activity, performance or achievements. Moreover, neither Arcadium Lithium nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Arcadium Lithium is under no duty to update any of these forward-looking statements after the date of this news release to conform its prior statements to actual results or revised expectations.